SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   []

Check the appropriate box:
[ ]    Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[x]    Definitive Proxy Statement



[x ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

      (Name of Registrant as Specified In Its Charter)

            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]    $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.


            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


[ ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:

FIDELITY ADVISOR EMERGING ASIA FUND, INC.
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
 1-800-426-5523
NOTICE OF    ANNUAL     MEETING OF SHAREHOLDERS
To the Shareholders of FIDELITY ADVISOR EMERGING ASIA FUND, INC.:
 NOTICE IS HEREBY GIVEN that    an Annual     Meeting of Shareholders (the
Meeting) of Fidelity Advisor Emerging Asia Fund, Inc. (the "Fund") will be held at the office of the Fund, 82 Devonshire Street, Boston, Massachusetts 02109 on June 14, 1995, at 10:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect two Class I Directors to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1998, or until their
successors are duly elected and qualified   ; to elect two Class II
Directors to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1996, or until their successors are duly elected and qualified; and to elect one Class III Director to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1997, or until his or her successor is duly elected and qualified.
 2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund.
 The Board of Directors has fixed the close of business on April 17, 1995 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Directors
ARTHUR S. LORING, Secretary
   April 25, 1995
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUND, WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the Fund involved in validating your vote if you fail to execute your proxy card properly.
1. INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3. ALL OTHER ACCOUNTS should show the capacity of the individual signing. This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR EMERGING ASIA FUND, INC.
TO BE HELD JUNE 14, 1995
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors of Fidelity Advisor Emerging Asia Fund, Inc. (the Fund) to be used at the Annual Meeting of Shareholders of the Fund and at any adjournments thereof (the
Meeting), to be held June 14, 1995 at    10:00     a.m. at 82 Devonshire
Street, Boston, Massachusetts 02109, the principal executive office of the Fund and Fidelity Management & Research Company, the Fund's Investment Manager. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy
Statement and the accompanying proxy card on or about    April 25    ,
1995. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the Fund. In
addition,    D. F. King & Co., Inc. or any agent appointed by Boston
Financial Data Services, Inc. will assist the Fund in soliciting proxies for the meeting and will be paid a fee of approximately $3,500 (or such other fee as determined necessary and appropriate by the Fund) plus
out-of-pocket expenses.     The expenses in connection with preparing this
Proxy Statement and its enclosures and of all solicitations will be paid by the Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of Directors that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS
FISCAL    PERIOD     ENDED OCTOBER 3   1    , 1994 TO ANY SHAREHOLDER
REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE BY
WRITING TO    FIDELITY ADVISOR EMERGING ASIA FUND, INC., 82 DEVONSHIRE
STREET, BOSTON, MA 02109    , OR BY CALLING 1-800-   840-6333    .
 Fidelity International Investments Advisors (FIIA), with main offices
located at Pembroke Hall, 42 Crow Lane, Pembroke, Bermuda   , and an office
located at Citibank Tower, 16th Floor, Three Garden Road, Central, Hong
Kong    , is the Fund's Investment Adviser. The Sub-   Investment
Adviser to the Fund is Fidelity Investments Japan Limited (FIJ), with main offices located at Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo 105, Japan.
 There are    8,447,093     shares of the Fund   's common stock     issued
and outstanding    as of April 17, 1995    . Shareholders of record at the
close of business on April 17, 1995 will be entitled to vote at the
Meeting.    Each such shareholder will be entitled to one vote for each share held at the close of business on that date (and such shareholders holding fractional shares, if any, shall have proportionate voting rights), with no shares having cumulative voting rights. To the knowledge of management of the Fund, no person owned beneficially more than 5% of the Fund's outstanding shares as of April 17, 1995.
VOTE REQUIRED: A    MAJORITY     OF ALL VOTES CAST AT THE MEETING IS
SUFFICIENT TO APPROVE PROPOSAL 1    AND TO APPROVE     PROPOSAL 2   .

PROPOSAL #   PROPOSAL DESCRIPTION

1.           To elect two Class I Directors to serve for a term expiring on the date on which the annual meeting of shareholders
             is held in 1998, or until their successors are duly elected
             and qualified   ; to elect two Class II Directors to serve for a
                term expiring on the date on which the annual meeting of
                shareholders is held in 1996, or until their successors are duly elected and qualified; and to elect one Class III
                Director to serve for a term expiring on the date on which the annual meeting of shareholders is held in 1997, or
                until his or her successor is duly elected and qualified.

2. To ratify the selection of Price Waterhouse LLP as independent accountants of the Fund.


1. TO ELECT A BOARD OF DIRECTORS.
    Persons named in the accompanying form of proxy intend in the absence of contrary instructions to vote all proxies for the election of the five nominees listed below as Directors of the Fund, divided into three classes as follows:
 Class I Class II Class III
Edward C. Johnson 3d J. Gary Burkhead Helmert Frans van den Hoven
Bertram H. Witham, Jr. David L. Yunich
to serve for terms expiring on the date of subsequent annual shareholders meetings as follows - Class I in 1998, Class II in 1996 and Class III in 1997 - or until their successor are duly elected and qualified. If any such nominee should be unable to serve, an event that is not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors to replace any such nominee.
 The        nominees named below are currently Directors of the Fund and
have served in that capacity continuously since originally    elected.
None     of the nominees are related to one another. Those nominees
indicated by an asterisk (*) are "interested persons" of the    Fund     by
virtue of, among other things, their affiliation with        the
   Fund    , the Fund's Investment Manager, Investment Adviser    and
Sub-   Investment     Adviser.
 In the election of Directors,    if     the    five     nominees
receiv   e a majority     of    the     votes cast at the Meeting,
providing a quorum is present,    they     shall be elected.

Nominee (Age)   +         Principal                                                Director
                               Occupation**                                        Since

   Class I

   *Edward C.                Chairman, Chief Executive Officer and a               1994
   Johnson 3d
               Director of FMR Corp.; Director and
        (64)                 Chairman of the Board and of the
                             Executive Committee of FMR; Chairman
                             and a Director of FMR Texas Inc. (1989),
                             Fidelity Management & Research (U.K.)
                             Inc., and Fidelity Management &
                             Research (Far East) Inc.; Director or
                             Trustee and President of all other
                             registered management investment
                             companies advised by FMR; Chairman of
                             Fidelity International Limited; Chairman of
                             all Funds in the Fidelity Group of
                             International Funds.

Bertram H.                Chairman and Director,    Preferred                   1994
Witham, Jr.                  Lodging System;     Director, Bill Glass
    (   7    6)           Ministries; Trustee, Fidelity North
                          Carolina    Capital     Management Fund;
                          former Treasurer, IBM Co. (1973-1978);
                          Director of Fidelity Advisor    Korea     Fund,
                          Inc.    (1994).

   Class II

   *J. Gary
                President of FMR; and President and a                 1994
   Burkhead
                 Director of FMR Texas Inc. (1989),
        (54)                 Fidelity Management & Research (U.K.)
                             Inc., and Fidelity Management &
                             Research (Far East) Inc.; Director or
                             Trustee and Senior Vice President of
                             all other registered management
                             investment companies managed by
                             FMR.

   Nominee (Age)             Principal
                                            Director
                                  Occupation**                                     Since

   David L. Yunich
          Consultant, W.R. Grace & Company                      1994
        (77)                 (1977-present); Director, New York
                             Racing Association (1977-present);
                             former Director, Prudential Insurance
                             Company of America (1955-1991);
                             Director, River Bank America
                             (1964-present); retiring Director, W.R.
                             Grace & Company (1977-1995); former
                             Director, NYNEX Corporation
                             (1970-1990); Trustee, Saratoga
                             Performing Arts Center, Boy Scouts of
                             America, and Carnegie Hall; former
                             President, Vice Chairman and Director,
                             R.H. Macy & Company (1955-1978),
                             Director of Fidelity Advisor Korea Fund,
                             Inc. (1994); Trustee, Fidelity Investments
                             Charitable Gift Fund (1992).

   Class III

   Helmert Frans
           Former Member, Supervisory Board,                     1994
   van den Hoven
            Royal Dutch Petroleum Company;
        (72)                 former Chairman, Supervisory Board
                             ABN/Amro Bank (1992-1994) and of
                             Unilever N.V. (1975-1984); Member,
                             Supervisory Boards, Hunter Douglass
                             and Vendex International; Director of a
                             number of other funds in the Fidelity
                             Group of International Funds; Director of
                             Fidelity Advisor Korea Fund, Inc. (1994).


_______________________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
   + B    ased on statements furnished to the Fund by the nominees   , no
current Director, each of whom is also a nominee, beneficially owns any shares of the Fund.
 If elected, each nominee will hold office in accordance with    the Fund's
Bylaws and Articles of Incorporation,     except that (a) any Director may
resign;    and (b) any Director may be removed only with cause, provided, however, such removal may be made only by the vote of three-fourths of the shares of capital stock of the Fund outstanding and entitled to vote thereupon, voting together, as a single class, at any Annual or Special
Meeting of Shareholders.     In case a vacancy shall for any reason exist,
the remaining Directors will fill such vacancy by appointing another Director, so long as, immediately after such appointment, at least two-thirds of the Directors have been elected by shareholders. If, at any time, less than a majority of the Directors holding office has been elected by the shareholders, the Directors then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Directors.
 The Fund's Board, which is currently composed of    two     interested and
   three     non-interested Directors, met four times during the twelve months ended February 15, 1995. It is expected that the Directors will meet
at least four times a year at regularly scheduled meetings.    Each
Director attended at least 75% of the aggregate number of Board meetings and meetings of committees on which he served during the twelve months ended February 15, 1995.
 The Fund's Audit Committee is composed entirely of Directors who are not
interested persons of the Fund    or     of FMR or its affiliates and
normally meets    twice     a year, or as required, prior to meetings of
the Board of Directors. Currently, Messrs. van den Hoven, Witham and Yunich are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the Fund (see Proposal
   2    ), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. Since the
commencement of operations the Committee has held    two
meeting   s    .
 The Fund's Board of Directors does not have a nominating committee or any committee of the Board of Directors performing similar functions.
    As a group, the non-interested Directors, in aggregate, received fees and expenses of $51,155 from the Fund in their capacity as Directors for the period from commencement of operations and ended March 31, 1995.
 The following table sets forth information describing the    estimated
    compensation of each Director of the Fund now in office    and if
re-elected    , for his services    as a Director     for the fiscal year
end   ing     October 3   1    , 199   5    .
             Compensation Table+


   Name of Director          Aggregate
                Pension or
          Estimated            Total

                             Compens                   Retirement           Annual               Compensat
                             ation
                    Benefits             Benefits             ion from
                                 from    the
          Accrued              Upon                 the Fund

                               Fund*                   from the             Retirement
                                                       Fund
                from the             Complex**
                                                         Complex**          Fund

                                                                              Complex**

   Helmert Frans
            $                         $ 0                  $ 0                  $
   van den Hoven             12,000                                                              24,000

   Bertram H.
               12,000                    0                    0                    51,165
   Witham, Jr.

   David L. Yunich            12,000                    0                    0                    24,000

   Edward C.
                0                         0                    0                    0
   Johnson 3d ***

   J. Gary
                  0                         0                    0                    0
   Burkhead ***


_______________________
   + Estimated for the Fund's fiscal year ending October 31, 1995.
* Includes compensation paid to Directors by the Fund. The Fund's Directors do not receive any pension or retirement benefits from the Fund as compensation for their services as Directors of the Fund.
* * Including the Fund, there are 218 investment companies in the Fund Complex. Messrs. Johnson and Burkhead are both Directors or Trustees of the 218 investment companies in the Fund Complex. Messrs. van den Hoven and Yunich are Directors of two investment companies in the Fund Complex, including the Fund. Mr. Witham is a Director or Trustee of three investment companies in the Fund Complex, including the Fund. Under a retirement program adopted in July 1988 by the open-end investment companies in the Fund Complex (the "Open-End Funds"), Messrs. Witham and Yunich, upon reaching age 72, became eligible to participate in a retirement program under which they receive payments during their lifetime from a fund based upon their basic trustees fees and length of service as trustee for the Open-End Funds. During the year ended October 31, 1995, they each received $50,000 in payments under that retirement program. The obligation of the Open-End Funds to make such payments is not secured or funded.
*** Messrs. Johnson and Burkhead, who are "interested persons" of the Fund,
do not receive any compensation from the Fund    or other investment
companies in the Fund Complex     for their services as Directors    or
Trustees, and are compensated by FMR.
EXECUTIVE OFFICERS OF THE FUND

   NAME (AGE)                  POSITION WITH           PRINCIPAL OCCUPATIONS

                               FUND                    AND OTHER AFFILIATIONS

   Edward C.
                 President               See Director nominees table.
   Johnson 3d

   J. Gary Burkhead            Senior Vice             See Director nominees table.
                               President

   William Ebsworth
           Vice President          Chief Investment Officer,
    (37)                                               Fidelity Investments (Hong
                                                       Kong) (1991-present);
                                                       Director, Fidelity Investments
                                                       Management (Hong Kong)
                                                       Ltd.; Research Director,
                                                       Fidelity Investments (Tokyo
                                                       and Hong Kong) (1990-1991);
                                                       Fund Manager and Analyst,
                                                       Fidelity Investments (Boston
                                                       and Tokyo (1986-1990). Vice
                                                       President of Fidelity Advisor
                                                       Korea Fund, Inc.

   Peter F. Phillips
          Vice President          Director, Fidelity Investments
    (35)                                               Management (Hong Kong)
                                                       Ltd.; Portfolio Manager,
                                                       Fidelity Investments
                                                       Management (Hong Kong)
                                                       Ltd. (1990); Portfolio Manager,
                                                       Fidelity Investments
                                                       Management (Sydney) Ltd.
                                                       (1989); Assistant Portfolio
                                                       Manager/Research Manager,
                                                       Fidelity Investments
                                                       Management (Hong Kong)
                                                       Ltd. (1987-1988).

   Arthur S. Loring
           Secretary               Senior Vice President and
    (47)                                               General Counsel of FMR; Vice
                                                       President - Legal of FMR
                                                       Corp.; Vice President and
                                                       Clerk of Fidelity Distributors
                                                       Corporation; Secretary of all
                                                       other registered management
                                                       investment companies
                                                       managed by FMR.

   Gary L. French
             Treasurer               Vice President, Fidelity
    (43)                                               Investments Institutional
                                                       Services Company (1995);
                                                       Treasurer of all other
                                                       registered management
                                                       investment companies
                                                       managed by FMR (1991);
                                                       Senior Vice President, Fund
                                                       Accounting, Fidelity
                                                       Accounting & Custody
                                                       Services Co. (1991); Vice
                                                       President, Fund Accounting,
                                                       Fidelity Accounting & Custody
                                                       Services Co. (1990); Senior
                                                       Vice President, Chief Financial
                                                       and Operations Officer,
                                                       Huntington Advisers, Inc.
                                                       (1985-1990).

   Stuart E. Fross
            Assistant               An employee of FMR Corp.
    (35)                       Secretary               (1990); Associate, Dechert
                                                       Price & Rhoads (law firm)
                                                       (1987).

   John Costello
              Assistant               Assistant Treasurer of all other
    (48)                       Treasurer               registered management
                                                       investment companies
                                                       managed by FMR and an
                                                       employee of FMR Corp.


   Section 16(a) of the Securities Exchange Act of 1934 requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and the New York Stock Exchange, Inc. The Fund believes that its Officers and Directors have complied with all applicable filing requirements, except that Forms 4-Statement of Changes of Beneficial Ownership of Securities for William Ebsworth and Peter Phillips, Vice Presidents of the Fund, were inadvertantly filed late by management of the Fund, which had undertaken to file the forms on their behalf.
2. TO RATIFY THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS OF THE FUND.
 By a unanimous vote of the non-interested Directors, the firm of Price Waterhouse LLP has been selected as independent accountants for the Fund to sign or certify any financial statements of the Fund required by any law or regulation to be certified by an independent accountant and filed with the
Securities and Exchange Commission        or any state.    Pursuant to the
Investment Company Act of 1940, such selection requires the ratification of
shareholders.     Price Waterhouse LLP has advised the Fund that it has no
direct or material indirect ownership interest in the Fund.
 The independent accountants examine annual financial statements for the Fund and provide other audit and tax-related services. In recommending the selection of the Fund's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgement of the persons therein designated.
SHAREHOLDER PROPOSALS
 Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written
proposals by    December 27, 1995     to the Secretary, 82 Devonshire
Street, Boston, Massachusetts 02109.
By Order of the Board of Directors,




Arthur S. Loring, Secretary

EAF-PXS-495 CUSIP #315803106
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Emerging Asia Fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR EMERGING ASIA FUND
PROXY SOLICITED BY THE DIRECTORS
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d and Arthur S. Loring, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Emerging Asia Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund at 82 Devonshire St., Boston, MA 02109, on June 14, 1995 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
HAS YOUR ADDRESS CHANGED  DO YOU HAVE COMMENTS_____________
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE VOTE AND SIGN AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip # 315804104/fund# 603

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect Edward C. Johnson 3d and Bertram H.            [  ] FOR  [  ] WITH         [  ] FOR ALL    1.
     Witham, Jr. as Class I Directors; to elect J. Gary                           HOLD   EXCEPT
     Burkhead and David L. Yunich as Class II Directors;
     and to elect Helmert Frans van den Hoven as Class
     III Director.  (INSTRUCTION:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK THE
     "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH
     THE NOMINEE(S) NAME)



__________________________________________________________________________
___________________

2.   To ratify the selection of Price Waterhouse LLP as    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the Fund.


I.FAK-PXC-495    cusip # 315804104/fund# 603

Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Emerging Asia Fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY ADVISOR EMERGING ASIA FUND
PROXY SOLICITED BY THE DIRECTORS
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d and Arthur S. Loring, or either of them, proxies of the undersigned, with full power of substitution, to vote all shares of
Fidelity Advisor Emerging Asia Fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the office of the Fund at 82 Devonshire St.,
Boston, MA 02109, on June 14, 1995 at 10:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one.  This Proxy shall be voted on the proposals described in the
Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign this Proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
HAS YOUR ADDRESSED CHANGED  DO YOU HAVE ANY SPECIFIC COMMENTS
_______________________________________
_______________________________________

  PLEASE VOTE AND SIGN AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    603 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect Edward C. Johnson 3d and Bertram H.              [  ]FOR     [ ]WITH     [ ] FOR ALL    1.
     Witham, Jr. as Class I Directors; to elect J. Gary                         HOLD   EXCEPT
     Burkhead and David L Yunich as Class II Directors;
     and to elect Helmert Frans van den Hoven as Class
     III Director.   (INSTRUCTION:  TO WITHHOLD AUTHORITY
     TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), MARK THE
     "FOR ALL EXCEPT" BOX AND STRIKE A LINE THROUGH
     THE NOMINEE(S) NAME



__________________________________________________________________________
___________________

2.   To ratify the selection of Price Waterhouse LLP as    FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   2.
     independent accountants of the Fund.


I.FAK-PXC-495                                        cusip #315804104
fund #603 H
IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
In June, we are holding an annual shareholder meeting for the following Fidelity Advisor Funds:
(small solid bullet) Fidelity Advisor Emerging Asia Fund, Inc.
(small solid bullet) Fidelity Advisor Korea Fund, Inc.
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each fund you own. You may think your vote is insignificant, but every vote is extremely important. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional meetings are expensive, and these costs are charged directly to the funds.
These proposals have been carefully considered by the funds' Board of Directors, which is responsible for protecting your interests as a shareholder. THE BOARD OF DIRECTORS BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact your investment professional immediately.
In the months ahead, you may receive mailings similar to this if you own other Fidelity Advisor Funds. These will be separate proxies, and, like this one, will require your prompt attention. Remember, this is your opportunity to voice your opinion on matters affecting your funds. YOUR PARTICIPATION IS EXTREMELY IMPORTANT NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,





Paul J. Hondros
President

I.PXYVI-CE1ST-0495